21st Century

digital payment solutions

for those that need it most.

INNOVATE
PAY
SOLVE

Innovative Payment Solutions, Inc.

innovatepaysolve.com | © 2020 Innovative Payment Solutions, Inc | Confidential

Forward Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended about our current expectations and projections about future events. In some cases forward-looking statements can be identified by terminology such as, but not limited to, "anticipate," "believe," "can," "continue," "could," "estimate," "expect," "intend," "may," "plan," "project," "seek," "should," "strategy," "target," "will," "would" and similar expressions or variation. The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our ability to continue as a going concern; our ability to raise additional working capital; our ability to increase product demand and market acceptance for our products; our ability to use working capital resources effectively and efficiently; our ability to maintain our listing on the OTC-QB, our ability to attract key personnel; our ability to maintain and add new relationships and customers and those discussed in our Annual Report on Form 10-K for the year ended December 31, 2019. Furthermore, such forward-looking statements speak only as of the date of this report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

COVID-19 Considerations

The Company's operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States, Mexico and the world. The Company provides an integrated network of kiosks, terminals and payment channels that enable consumers to deposit cash, convert it into a digital form and remit the funds to any merchant in its network quickly and securely. The Company has plans to roll out 50 kiosks in Southern California to provide digital payments for the unbanked and underbanked using self-service kiosks and an E wallet ecosystem. The kiosks are currently located in the Company's warehouses in Southern California awaiting installation. Due to measures imposed by the local governments in areas affected by COVID-19, businesses have been suspended due to quarantine intended to contain this outbreak and many people have been forced to work from home in those areas. As a result, installation of the Company's network of kiosks, terminals and payment channels in Southern California has been delayed, which has had an adverse impact on the Company's business and financial condition and has hampered its ability to generate revenue and access usual sources of liquidity on reasonable terms.

innovatepaysolve.com | © 2020 Innovative Payment Solutions, Inc | Confidential

Innovative Payment Solutions, Inc.

Today

The Global Remittance market is burdened with:

- High Fees
- Outdated Technology
- Slow Settling Times

IPSIPay's ANSWER

Utilizing cutting edge Blockchain Technology, IPSIPay uses a stable, dollar-backed stable coin for instantaneous money transfers with minimal fees. **The possibilities of this technology are endless.**

innovatepaysolve.com | © 2020 Innovative Payment Solutions, Inc | Confidential

What We Do

Blockchain for the Real World

Introducing our Stable Coin: a stable dollar-backed coin for transacting in the 21st Century. Instantly transfer and convert to any currency worldwide.

Multi-Faceted Distribution

Through our numerous Kiosks, our mobile app, and desktop app, our customers have access to bill pay and money transfers wherever they are.

A 21st Century Digital Wallet

Our Digital Wallet enables payments on a global scale. From betting on your favorite sports teams to payday loans and cash advances, our robust digital landscape allows our customers a wide range of payment options.

innovatepaysolve.com | © 2020 Innovative Payment Solutions, Inc | Confidential

Kiosk Usage



Coin Balance: 19
Insert Cash
Convert to Stable Coin
Innovative Payment Solutions, Inc.
Insert Cash
Coin Balance: 32
Money Remittance
Bill Pay
Games
Shop
E-Wallet
Financial Services
Insert Cash
Coin Balance: 29
Transfer Stable Coin
Partner Bank
Banamex
Insert Cash
Coin Balance: 26
Convert Stable Coin
Withdraw in Pesos
Insert Cash

innovatepaysolve.com | © 2020 Innovative Payment Solutions, Inc | Confidential

Mobile Usage


10:32
Welcome
19
Coin Balance:
Innovative Payment Solutions, Inc.


10:32
Main Menu
Coin Balance: 19
Money Remittance
Financial Services
Games
Shop
E-Wallet
Bill Pay
Innovative Payment Solutions, Inc.


10:32
E-Wallet
Coin Balance: 19
PAY
TRANSFER
REQUEST
Innovative Payment Solutions, Inc.


10:32
Shop
Coin Balance: 19
Amazon
Apple
Nike
Sony
Zara
Innovative Payment Solutions, Inc.


10:32
Services
Coin Balance: 19
BANKING
LOANS
INVEST
Innovative Payment Solutions, Inc.


10:32
Games
Coin Balance: 19
Bovada
MyBookie
BetOnline
SportsBetting
Lotto
Casino
Innovative Payment Solutions, Inc.

All-in-One Solution


Varo
earnin
dailypay
brigit
FlexWage
ACE CASH EXPRESS
WorldRemit
Payoneer
WESTERN UNION MONEY TRANSFER
xe
Ria
TransferWise
MoneyGram
pay
PayPal
Pay
支付宝 ALIPAY
SAMSUNG pay
Skrill
Pay Day Loans
Money Transfer
Blockchain
Digital Wallets
INNOVATE
PAY
SOLVE
Innovative Payment Solutions, Inc.

innovatepaysolve.com | © 2020 Innovative Payment Solutions, Inc | Confidential

Market Opportunity

*Data provided by GVR, Allied Market Research, and Research and Markets



Today's Blockchain Market
Largely Speculative
No Intrinsic Value
Unreliable for Mediums of Exchange
Very few coins registered with the SEC
$238.1 Billion
Global Gaming Market
$565.4 Billion
Remittance Market
$1 Trillion
Digital Payment Market
$5.44 Trillion
Global E-Commerce Market
$9 Trillion
Our Market

innovatepaysolve.com | © 2020 Innovative Payment Solutions, Inc | Confidential

Innovative Payment Solutions, Inc.

It's Happening Now!

Over <u>7 Billion</u> dollars in money remittance to Mexico in the next year is expected to be in Cryptocurrency.

That is over 20% of all remittance!

*Data provided by World Bank

innovatepaysolve.com | © 2020 Innovative Payment Solutions, Inc | Confidential

Financials

Cap Table

Stock Symbol	**IPSI** U.S.: OTC
Price - as of 9/4/2020	0.033
Equity	$22,478,459
Non-Restricted Shares	60,757,542
Restricted Shares	104,312,542
Outstanding Shares	165,070,089
Authorized Shares	500,000,000

innovatepaysolve.com | © 2020 Innovative Payment Solutions, Inc | Confidential

Innovative Payment Solutions, Inc.

Meet the team

Getting your money where you need it to go.

Bill Corbett

CEO, Director

Former CEO, Digital Power Lending, Career investment banker with Bear Stearns, Shemano, and Paulson Group

Andrey Novikov

CTO, Director

Former VP, global business development QIWI, Plc. (Nasdaq:QIWI). Lead role QIWI startups in China, Mexico, India, Brazil, Argentina, Chile, Peru, and others

Jim Fuller

Board of Directors

Former, SVP New York Stock Exchange, SIPC Director

Joe Abrams

Advisory Panel

Founder, MySpace, Software Toolworks

innovatepaysolve.com | © 2020 Innovative Payment Solutions, Inc | Confidential

Innovative Payment Solutions, Inc.

Summary



21st Century Blockchain Solution .

Instant Money Transfer all over the world.

Immediate Settlements at a low cost.

Endless Opportunities.

innovatepaysolve.com | © 2020 Innovative Payment Solutions, Inc | Confidential

Innovative Payment Solutions, Inc.